UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2025

Exodus Movement, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha, Nebraska		68137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 992-2566

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements

Exodus Movement, Inc. (the “Company”) entered into indemnification agreements with each of its directors and executive officers (collectively, the “Indemnitees” and, the “Indemnification Agreements”), effective as of December 8, 2025, which replaced and superseded any previous indemnification agreements between the Company and each such individual. The Indemnification Agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.

The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Shareholders.

On November 7, 2025, stockholders owning a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, executed and delivered to the Company a written consent in lieu of a stockholder meeting approving and adopting the redomestication of the Company from the State of Delaware to the State of Texas (the “Redomestication”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission on November 17, 2025 (the “Information Statement”). Pursuant to the Plan of Conversion, the Company effected the Redomestication on December 8, 2025 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) a certificate of conversion with Texas Secretary of State and (iii) a certificate of formation with the Texas Secretary of State (the “Texas Charter”). The Company also adopted new bylaws (the “Texas Bylaws”) to reflect the Redomestication.

Through the adoption of the Plan of Conversion, at the effective time of the Redomestication:

•
The Company continues its existence as a Texas corporation (the “Texas Corporation”) and continues to operate its business under the current name ‘‘Exodus Movement, Inc.’’
•
The internal affairs of the Company ceased to be governed by Delaware law and are instead governed by Texas law.
•
The Company ceased to be governed by its Delaware certificate of incorporation and Delaware bylaws and is instead governed by the provisions of the Texas Charter and the Texas Bylaws.
•
The Redomestication did not result in any change in the Company’s business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Redomestication).
•
Each outstanding share of Class A Common Stock of the Company automatically converted into one outstanding share of Class A Common Stock of the Texas Corporation.
•
Each outstanding share of Class B Common Stock of the Company automatically converted into one outstanding share of Class B Common Stock of the Texas Corporation.
•
Stockholders of the Company are not required to exchange their existing stock certificates for new share certificates.
•
Each common stock token that digitally represented a share of the Company’s Class A Common Stock prior to the Redomestication automatically continued in existence and now digitally represents the corresponding share of Class A Common Stock of the Texas Corporation, with no change to the terms, conditions or functionality of the tokens.
•
Each outstanding option, warrant, restricted stock unit or other right to receive, purchase or acquire shares of Class A Common Stock or Class B Common Stock of the Company, as applicable, continues in existence in the form of and automatically became an option, warrant, restricted stock unit or other right to receive, purchase or acquire an equal number of shares of Class A Common Stock or Class B Common Stock of the Texas Corporation, as applicable, under the same terms and conditions.
•
The Class A Common Stock of the Texas Corporation resulting from the conversion continues to be traded on NYSE American under the current symbol ‘‘EXOD.’’ The Redomestication did not cause any interruption in the trading of such Class A Common Stock.

•
The Redomestication did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomestication.
•
The Redomestication did not have any material accounting implications.

Certain rights of the Company’s stockholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, Texas Charter, and Texas Bylaws, and the effects of the Redomestication, is set forth under “ACTION 2 – TEXAS REDOMESTICATION” of the Information Statement, and the description contained therein is incorporated herein by reference.

The foregoing descriptions of the Plan of Conversion, the Texas Charter and the Texas Bylaws do not purport to be complete and are subject to and qualified in their entirety by the full text of Plan of Conversion, the Texas Charter and the Texas Bylaws, copies of which are attached hereto as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit numbers	Description
2.1	Plan of Conversion
3.1	Certificate of Formation of Exodus Movement, Inc.
3.2	Bylaws of Exodus Movement, Inc.
10.1	Form of Indemnification Agreement to be entered into between Exodus Movement, Inc. and its directors and officers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	December 10, 2025	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer